UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

EMPOWER LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39599	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o MidOcean Partners 245 Park Avenue, 38th Floor New York, NY	10167
(Address of principal executive offices)	(Zip Code)

(212) 497-1400

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-third of one warrant	EMPW.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	EMPW	The New York Stock Exchange
Warrants included as part of the units, each whole warrant exercisable for one share of Class A Ordinary Share at an exercise price of $11.50	EMPW WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into A Material Definitive Agreement.

The Mergers

On March 11, 2021, Empower Ltd., a Cayman Islands exempted company (“we,” “us,” “our” or the “Company”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Empower Merger Sub I Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub I”), Empower Merger Sub II LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Merger Sub II”), and Holley Intermediate Holdings, Inc., a Delaware corporation (“Holley”).

The Merger Agreement and the transactions contemplated thereby were approved by the board of directors of the Company, Merger Sub I and Holley. The transactions set forth in the Merger Agreement, including the Mergers (defined below), will constitute a “Business Combination” as contemplated by the Company’s amended and restated memorandum and articles of association. Unless expressly stated otherwise herein, capitalized terms used but not defined herein shall have such meanings ascribed to them in the Merger Agreement.

The Merger Agreement

The Merger Agreement provides for, among other things, the following transactions: (i) the Company will change its jurisdiction of incorporation by transferring by way of continuation from the Cayman Islands and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), and, in connection with the Domestication, (A) each outstanding Class A ordinary share will convert automatically into a share of common stock, par value $0.0001 per share (the “Domesticated Company Common Stock”) and (B) each outstanding Class B ordinary share will convert automatically into one share of Domesticated Company Common Stock; and (ii) following the Domestication, (A) Merger Sub I will merge with and into Holley, with Holley surviving as a wholly owned subsidiary of the Company (“Merger I”), (B) immediately following Merger I, Holley will merge with and into Merger Sub II, with Merger Sub II surviving as a limited liability company and a wholly owned subsidiary of the Company (“Merger II” and, together with Merger I, the “Mergers”).

Consideration

Subject to certain adjustments as set forth in the Merger Agreement, in consideration of Merger I, the sole stockholder of Holley, Holley Parent Holdings, LLC, a Delaware limited liability company (“Holley Stockholder”), will receive cash consideration in an amount of up to $387.5 million and at least $577.5 million of stock consideration, consisting of 57.75 million newly issued shares of Domesticated Company Common Stock, with a deemed value of $10.00 per share solely for purposes of determining the aggregate number of shares payable to the Holley Stockholder.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (a) entity organization, formation and authority, (b) capital structure, (c) authorization to enter into the Merger Agreement, (d) licenses and permits, (e) taxes, (f) financial statements, (g) real property, (h) material contracts, (i) title to assets, (j) absence of changes, (k) employee matters, (l) compliance with laws, (m) litigation, (n) transactions with affiliates and (o) regulatory matters. The representations and warranties of the parties do not survive the Closing.

Covenants

The Merger Agreement includes covenants of Holley with respect to the operation of the business prior to consummation of the Mergers, inspection, preparation and delivery of certain audited and unaudited financial statements, affiliate agreements, consents, stockholder approval, trading in the Company’s securities, and 280G approval.

The Merger Agreement includes covenants of the Company relating to, among other things, stockholder litigation, trust account proceeds and related available equity, listing, conduct of business, PIPE Subscriptions, the Domestication and the post-closing directors and officers of the Company.

The Merger Agreement also contains additional covenants of the parties, including, among others, (a) requirement to make appropriate filings pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), (b) the use of reasonable best efforts to obtain the financing from the PIPE Investors (as defined below) and (c) preparation and filing of a registration statement on Form S-4 relating to the Mergers and containing a proxy statement of the Company (the “Registration Statement / Proxy Statement”).

The Merger Agreement also contains mutual exclusivity provisions prohibiting (a) the Company and its subsidiaries from initiating, soliciting, or otherwise encouraging an Acquiror Business Combination (as defined in the Merger Agreement) (subject to limited exceptions specified therein) or entering into any contracts or agreements in connection therewith and (b) Holley and its subsidiaries from initiating, soliciting, or otherwise encouraging a Company Business Combination (as defined in the Merger Agreement) (subject to limited exceptions specified therein) or entering into any contracts or agreements in connection therewith.

Conditions to Consummation of the Transactions

Consummation of the transactions contemplated by the Merger Agreement is generally subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including, among others: (i) approval by the Company’s shareholders of certain proposals set forth in the Registration Statement / Proxy Statement; (ii) approval by the Holley Stockholder; (iii) there being no laws or injunctions by governmental authorities or other legal restraint prohibiting consummation of the transactions contemplated under the Merger Agreement; (iv) the waiting period applicable to the Mergers under HSR, having expired (or early termination having been granted); (v) the shares of the Domesticated Company Common Stock and Domesticated Company Public Warrants to be issued in connection with the Mergers and Closing shall have been approved for listing on NYSE; and (vi) the Company having at least $5,000,001 in net tangible assets. Holley has a separate closing condition that the amount in the Company’s trust account, (calculated net of any stockholder redemptions), plus the proceeds from the purchase of securities under the A&R Forward Purchase Agreement and the proceeds from the PIPE Financing, equals or exceeds $350 million.

Termination

The Merger Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Mergers, including:

(i)	by mutual written consent of the Company and Holley;

(ii)	by either party if the Closing has not occurred on or prior to September 11, 2021 (the “Agreement End Date”); provided, however, that if the Company shareholders approve certain proposals set forth in the Registration Statement / Proxy Statement prior to the Agreement End Date, the Agreement End Date shall be extended by thirty (30) days;

(iii)	by either party if the Company shareholders fail to approve certain proposals set forth in the Registration Statement / Proxy Statement;

(iv)	by the Company if Holley fails to deliver the written consent of Holley Stockholder approving the Merger Agreement within 24 hours following the execution and delivery of the Merger Agreement;

(v)	by either party if there is a final non-appealable Governmental Order preventing the consummation of the transactions contemplated by the Merger Agreement;

(vi)	by the Company as a result of breach by Holley and such breach gives rise to a failure of a condition precedent and cannot or has not been cured within 30 days’ notice by Holley;

(vii)	by Holley as a result of breach by the Company, Merger Sub I or Merger Sub II and such breach gives rise to a failure of a condition precedent and cannot or has not been cured within 30 days’ notice by the Company; and

(viii)	by the Company if Holley fails to deliver its PCAOB-compliant audited financials for the year ended December 31, 2020 by May 10, 2021.

If the Merger Agreement is validly terminated, none of the parties will have any liability or any further obligation under the Merger Agreement with certain limited exceptions, including liability arising out of fraud.

A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, reference to the actual agreement. The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Holley or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date hereof, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Sponsor Agreement

Concurrent with the execution of the Merger Agreement, the Company entered into that certain Sponsor Agreement (the “Sponsor Agreement”) with Empower Sponsor Holdings LLC, a Delaware limited liability company (the “Sponsor”), and the Holley Stockholder whereby the Sponsor has agreed to (i) waive certain of its anti-dilution and conversion rights with respect to the issued and outstanding Class B ordinary shares of the Company (the “Founder Shares”) and (ii) an earn-out in respect of 2,187,500 Founder Shares (the “Earn-Out Shares”) vesting in two equal tranches. 1,093,750 of the Earn-Out Shares will vest if (x) the closing price of the Domesticated Company Common Stock equals or exceeds $13.00 per share for any twenty (20) trading days within any thirty-trading day period or (y) the Company completes a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Domesticated Company Common Stock at a price per share equal to or exceeding $13.00 per share. The other 1,093,750 of Earn-Out Shares will be subject to the same conditions but will vest at a target price that equals or exceeds $15.00 per share. The Earn-Out Shares will be forfeited by the Sponsor if they fail to satisfy the above conditions within seven years after the Closing. The form of the Sponsor Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Sponsor Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form filed herewith.

Amended and Restated Forward Purchase Agreement

Concurrent with the execution of the Merger Agreement, the Company amended and restated that certain Forward Purchase Agreement, dated as of October 6, 2020, by and between the Company and Empower Funding LLC, a Delaware limited liability company (the “Purchaser”; and such agreement the “A&R Forward Purchase Agreement”), whereby the parties have agreed to modify certain conditions thereto with respect to the review and approval rights of certain affiliates of the Purchaser. Pursuant to the A&R Forward Purchase Agreement, the Purchaser will purchase 5,000,000 units of the Company at a per unit price of $10.00 substantially concurrent with the Closing. The obligations of the Purchaser under the A&R Forward Purchase Agreement are subject to the fulfillment of certain conditions therein, including the consummation of the Mergers. A copy of the A&R Forward Purchase Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference. The foregoing description of the A&R Forward Purchase Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form filed herewith.

Lock-up Agreement

Concurrent with the execution of the Merger Agreement, Holley Stockholder entered into a lock-up agreement (the “Lock-up Agreement”) with the Company. Pursuant to the Lock-up Agreement, the Holley Stockholder has agreed, among other things, to certain transfer restrictions for a period of (i) up to one year following the Closing with respect to a portion of the stock consideration it will receive in connection with the Merger Agreement and (ii) six months with respect to the remaining portion of its stock consideration. A copy of the Lock-up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and may include such changes as are negotiated between the parties thereto. The foregoing description of the Lock-up Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form thereof filed herewith.

PIPE Financing

Concurrent with the execution of the Merger Agreement, the Company entered into subscription agreements (each, a “Subscription Agreement”) with certain investors (the “PIPE Investors”) pursuant to which, among other things, the PIPE Investors have agreed to subscribe for and purchase, and the Company has agreed to issue and sell to the PIPE Investors an aggregate of 24 million shares of Domesticated Company Common Stock, at a per share price of $10.00 for an aggregate purchase price of $240,000,000, concurrent with the Closing, on the terms and subject to the conditions set forth therein (the “PIPE Financing”). The Subscription Agreement contains customary representations and warranties of the Company, on the one hand, and each PIPE Investor, on the other hand, and customary conditions to closing, including the consummation of the transactions contemplated by the Merger Agreement. Each Subscription Agreement provides that the Company will grant the PIPE Investors certain customary registration rights. The form of the Subscription Agreement is attached as Exhibit 10.4 hereto and is incorporated herein by reference. The foregoing description of the Subscription Agreement is not complete and is subject to, and qualified in its entirety by, reference to the form filed herewith.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above under the heading “PIPE Financing” in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The Domesticated Company Common Stock to be issued and sold to the PIPE Investors pursuant to the Subscription Agreements, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On March 12, 2021, the Company issued a press release announcing the execution of the Merger Agreement. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Furnished herewith as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that was used by the Company in connection with the sale of the Domesticated Company Common Stock to the PIPE Investors.

The foregoing (including the information presented in Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act. The submission of the information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this Item 7.01, including the information presented in Exhibit 99.1 and Exhibit 99.2, that is provided solely in connection with Regulation FD.

Additional Information

The proposed transactions will be submitted to shareholders of the Company for their consideration and approval at a special meeting of shareholders. In connection with the proposed transactions, the Company intends to file a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC, which will include a preliminary and a definitive proxy statement / prospectus to be distributed to Company shareholders in connection with the Company’s solicitation for proxies for the vote by the Company’s shareholders in connection with the proposed transactions and other matters as described in such Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Holley’s shareholders in connection with the completion of the Merger. After the Registration Statement has been filed and declared effective, the Company will mail a definitive proxy statement / prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed transactions. Investors and security holders of the Company are advised to read, when available, the preliminary proxy statement, and any amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for its special meeting of shareholders to be held to approve the proposed transaction because the proxy statement / prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. Shareholders will also be able to obtain copies of the proxy statement / prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Empower Ltd., c/o MidOcean Partners, 245 Park Avenue, 38th Floor, New York, NY 10167.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits thereto does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and Holley and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the proposed business combination will be set forth in the Company’s registration statement / consent solicitation / proxy statement when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed transaction of the Company’s directors and officers in the Company’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC by the Company, which will include the proxy statement / prospectus of the Company for the proposed transaction.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s or Holley’s future financial or operating performance. For example, projections of future revenue and adjusted EBITDA and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “would,” “plan,” “future,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and Holley and its management, as the case may be, are inherently uncertain factors that may cause actual results to differ materially from current expectations include, but are not limited to: 1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement with respect to the business combination; 2) the outcome of any legal proceedings that may be instituted against the Company, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; 3) the inability to complete the business combination due to the failure to obtain approval of the shareholders of the Company, to obtain financing to complete the business combination or to satisfy other conditions to closing; 4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; 5) the ability to meet the NYSE’s listing standards following the consummation of the business combination; 6) the risk that the business combination disrupts current plans and operations of Holley as a result of the announcement and consummation of the business combination; 7) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; 8) costs related to the business combination; 9) changes in applicable laws or regulations; 10) the possibility that Holley or the combined company may be adversely affected by other economic, business and/or competitive factors; 11) Holley’s estimates of its financial performance; 12) the impact of the novel coronavirus disease pandemic and its effect on business and financial conditions; and 13) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other documents of the Company filed, or to be filed, with the SEC. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements or projections set forth herein will be achieved or that any of the contemplated results of such forward looking statements or projections will be achieved. There may be additional risks that the Company and Holley presently do not know or that the Company and Holley currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither the Company nor Holley undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of March 11, 2021, by and among Empower Ltd., Empower Merger Sub I Inc., Empower Merger Sub II LLC, and Holley Intermediate Holdings, Inc.†
10.1	Sponsor Agreement, dated as of March 11, 2021, by and among Empower Ltd., Empower Sponsor Holdings LLC, and Holley Parent Holdings, LLC.
10.2	Amended and Restated Forward Purchase Agreement, dated as of March 11, 2021, by and between Empower Ltd. and Empower Funding LLC.
10.3	Lock-up Agreement, dated as of March 11, 2021, by and between Empower Ltd. and Holley Parent Holdings, LLC.
10.4	Form of Subscription Agreement
99.1	Press Release, dated March 12, 2021
99.2	Investor Presentation, dated March 2021

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 12, 2021

EMPOWER LTD.

By:	/s/ Matthew Rubel
Name:	Matthew Rubel
Title:	Chief Executive Officer and Executive Chairman